UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 5, 2024

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(980) 299-5700
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On March 5, 2024, Albemarle Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company issued and sold an aggregate of 40,000,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of the Company’s 7.25% Series A Mandatory Convertible Preferred Stock, with an initial liquidation preference $1,000.00 per share, without par value (the “Mandatory Convertible Preferred Stock”). Under the terms of the Underwriting Agreement, the Company also granted to the Underwriters an option, exercisable in whole or in part at any time for a period of 30 days from the date of the Underwriting Agreement, to purchase up to an additional 6,000,000 Depositary Shares from the Company (the “Option”). On March 6, 2024, the Underwriters exercised the Option in full. The offering of Depositary Shares (the “Depositary Shares Offering”) was made pursuant to the Registration Statement and a related prospectus supplement.
The Underwriting Agreement contains customary representations, warranties and agreements by the Company. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make due to any such liabilities.
In connection with the Depositary Shares Offering, the Company filed articles of amendment (the “Articles of Amendment”) to the Company’s Amended and Restated Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia (the “SCC”), including a form of certificate for the Mandatory Convertible Preferred Stock (the “Form of Certificate”), to establish the preferences, limitations, and relative rights of the Mandatory Convertible Preferred Stock. The Articles of Amendment became effective upon the issuance of a Certificate of Amendment by the SCC to the Company.
In connection with the Depositary Shares Offering, the Company entered into a deposit agreement (the “Deposit Agreement”), dated March 8, 2024, by and among the Company, Equiniti Trust Company, LLC, as depositary (the “Depositary”), and the holders from time to time of the depositary receipts (the “Depositary Receipts”), a form of which is included therein (the “Form of Depositary Receipt”). The Deposit Agreement provides for the deposit of shares of the Mandatory Convertible Preferred Stock from time to time with the Depositary and for the issuance of Depositary Receipts evidencing Depositary Shares in respect of the deposited Mandatory Convertible Preferred Stock.
The foregoing description of the terms of the Underwriting Agreement, Articles of Amendment, Form of Certificate, Deposit Agreement and Form of Depositary Receipt are qualified in its entirety by reference to the Underwriting Agreement, Articles of Amendment, Form of Certificate, Deposit Agreement and Form of Depositary Receipt, a copy of each of which is filed as Exhibit 1.1, 3.1, 4.1, 4.2 and 4.3, respectively, hereto and are incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders.
On March 7, 2024, the Company filed the Articles of Amendment with the SCC to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Articles of Amendment became effective upon the issuance of a Certificate of Amendment by the SCC to the Company on March 8, 2024.
Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the common stock, par value $0.01 per share (“Common Stock”), of the Company or any other shares of junior stock, and no Common Stock or other junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of Common Stock have been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.
Unless converted earlier, each share of Mandatory Convertible Preferred Stock will automatically convert on or around March 1, 2027 into between 7.6180 and 9.1400 shares of Common Stock (and, correspondingly, each Depositary Share will automatically convert into between 0.3809 and 0.4570 shares of Common Stock), subject to customary anti-dilution adjustments. The number of shares of Common Stock issuable upon conversion will be determined based on the volume-weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to March 1, 2027. Dividends on the Mandatory Convertible Preferred Stock will be payable on a cumulative basis when, as and if declared by the Company’s board of directors (or an authorized committee thereof) at an annual rate of 7.25% on the liquidation preference of $1,000 per share of Mandatory Convertible Preferred Stock (or $50 per Depositary Share). The Company may pay declared dividends in cash or, subject to certain limitations, in shares of Common

Stock or in any combination of cash and Common Stock on March 1, June 1, September 1 and December 1 of each year, commencing on, and including, June 1, 2024 and ending on, and including, March 1, 2027.
In addition, in the event of the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive, out of the assets of the Company has legally available for distribution to its shareholders, a liquidation preference in the amount of $1,000 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets available for distribution to its shareholders, after satisfaction of liabilities to its creditors and holders of any senior stock and before any payment or distribution is made to holders of junior stock, including the Common Stock.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 7, 2024, the Company filed the Articles of Amendment with the SCC to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Articles of Amendment became effective upon the issuance of a Certificate of Amendment by the SCC to the Company on March 8, 2024.

Item 8.01.    Other Events.
On March 6, 2024, the Company issued a press release announcing the pricing of the Depositary Shares Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The Depositary Shares Offering, including the part of the Depositary Shares Offering related to the exercise of the Option, closed on March 8, 2024.

Item 9.01.    Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Description
1.1
Underwriting Agreement, dated as of March 5, 2024, by and between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters, with respect to the Depositary Shares Offering.

3.1	Articles of Amendment, filed with the State Corporation Commission of the Commonwealth of Virginia and effective on March 8, 2024.

4.1	Form of Certificate for the 7.25% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1).

4.2	Deposit Agreement, dated as of March 8, 2024, among the Company, Equiniti Trust Company, LLC, as Depositary, and the holders from time to time of the depositary receipts described therein.

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Cravath, Swaine & Moore LLP with respect to the Depositary Shares Offering.

5.2	Opinion of Troutman Pepper Hamilton Sanders LLP with respect to the Depositary Shares Offering.

23.1	Consent of Cravath, Swaine & Moore LLP with respect to the Depositary Shares Offering (included in Exhibit 5.1).

23.2	Consent of Troutman Pepper Hamilton Sanders LLP with respect to the Depositary Shares Offering (included in Exhibit 5.2).

99.1	Press release, dated March 6, 2024, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albemarle Corporation
	By:	/s/ Kristin M. Coleman
Date: March 8, 2024		Kristin M. Coleman
Executive Vice President, General Counsel and Corporate Secretary